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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 JANUARY 5, 2000

                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)

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
          MASSACHUSETTS                       0-14680                       06-1047163
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)

              Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 5.  OTHER EVENTS.

On January 5, 2000, Genzyme Tissue Repair, a division of Genzyme Corporation, announced that the $13 million convertible note that it issued in February 1997 has been fully converted by its private holder.

Genzyme hereby incorporates by reference the contents of the Genzyme Tissue Repair Division press release dated January 5, 2000, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS:

 Exhibit
   No.            Description
---------         -----------
  99.1            Press release dated January 5, 2000.  Filed herewith.




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENZYME CORPORATION

Dated:    January 10, 2000                 By:    /s/ Michael. S. Wyzga
                                              ----------------------------------
                                                  Michael S. Wyzga
                                                  Senior Vice President, Finance
                                                  Chief Financial Officer and
                                                  Chief Accounting Officer



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                                  EXHIBIT INDEX

Exhibit
   No.        Description
---------     -----------
 99.1         Press release dated January 5, 2000. Filed herewith.